April 30, 2026
Summary Prospectus
Hartford Dividend and Growth HLS Fund
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the section entitled “Further Information on the Funds - Purchase and Redemption of Fund Shares” in the Fund’s statutory prospectus.
Class IA	Class IB
HIADX	HDGBX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at http://www.hartfordfunds.com/prospectuses.html#hls. You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund’s prospectus and statement of additional information dated April 30, 2026, each as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund’s statement of additional information may be obtained, free of charge, in the same manner as the Fund’s prospectus. This summary prospectus should be read together with your variable contract prospectus (or other disclosure document) or plan documents.
INVESTMENT OBJECTIVE. The Fund seeks a high level of current income consistent with growth of capital.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Please note that fees and expenses in this table and the example below do not include fees and expenses that will be applied at the variable contract level or by a qualified pension or retirement plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	IA	IB
Management fees	0.63%	0.63%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total annual fund operating expenses	0.66%	0.91%
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:
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You invest $10,000
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Your investment has a 5% return each year
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The Fund’s operating expenses remain the same
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You reinvest all dividends and distributions
Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
IA	$67	$211	$368	$822
IB	$93	$290	$504	$1,120
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund invests primarily in a portfolio of equity securities that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by the sub-adviser, Wellington Management Company LLP (“Wellington Management”). Under normal market and economic conditions, at least 80% of the Fund’s net assets are invested in dividend paying equity securities. The Fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities. The Fund’s portfolio seeks to be broadly diversified by company and industry. Based on market or economic conditions, the Fund may, through its stock selection process, focus in one or more sectors of the market.
Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Fund. As part of this analysis, Wellington Management evaluates a company’s dividend payment history as well as other factors, such as a company’s free cash flow, business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, and other related measures or indicators of value. The companies in which Wellington Management invests include both value and growth companies. As a result of its focus on dividend paying equity securities, Wellington Management invests in value companies. Wellington Management also focuses on growth companies trading at a discount.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events (or threat thereof), such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Dividend Risk –  Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the companies in which the Fund invests may vary over time, and there is no guarantee that a company will pay a dividend at all.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Value Investing Style Risk –  Using a value investing style to select investments involves special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value or may even be overpriced. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles. “Value” securities can be undervalued by the market for long periods of time.
Growth Investing Style Risk –  If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s foreign investments. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The Fund may invest in depositary receipts, such as American Depositary Receipts. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below provides some indication of the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns for the Fund in the bar chart and table:
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Assume reinvestment of all dividends and distributions
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Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.
The bar chart:
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Shows how the Fund’s total return has varied from year to year
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Shows the returns of Class IA shares. Returns for Class IB shares differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	15.09%	June 30, 2020
Worst Quarter Return	-22.87%	March 31, 2020

Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two indices. The S&P 500 Index serves as the Fund’s performance and regulatory index and provides a broad measure of market performance. The Russell 1000 Value Index serves as the Fund’s secondary performance index.
Average annual total returns for periods ending December 31, 2025
Share Classes	1 Year	5 Years	10 Years
Class IA	17.49%	12.68%	12.48%
Class IB	17.19%	12.41%	12.20%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Matthew G. Baker	Senior Managing Director and Equity Portfolio Manager	2004
Brian J. Schmeer, CFA	Managing Director and Equity Portfolio Manager	2017
Nataliya Kofman	Senior Managing Director and Equity Portfolio Manager	2006
PURCHASE AND SALE OF FUND SHARES. Class IA shares and Class IB shares of the Fund generally may only be purchased or redeemed through variable contracts and qualified pension plans or retirement plans. Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the section entitled “Further Information on the Funds - Purchase and Redemption of Fund Shares” in the Fund’s statutory prospectus.
Class IA shares and Class IB shares of the Fund do not have any initial or subsequent investment minimums. Any initial or subsequent investment requirements and redemption procedures are governed by the applicable variable contract or plan through which you invest.
TAX INFORMATION. Under current law, owners of variable contracts and qualified pension or retirement plan participants that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract or pension or retirement plan. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund and its related companies may make payments to insurance companies (or their affiliates), plan sponsors and other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the financial intermediary and its employees to include the Fund as an investment option or to recommend the Fund over another investment option. Ask your financial intermediary or visit your financial intermediary’s website for more information.
4 April 30, 2026 HLSSUM-DG_04302026